Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtor and Debtor in Possession
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
Jeffrey L. Tanenbaum, Esq. (JT 9797)
Marshall C. Turner, Esq. (MT 3551)
Jennifer Feldsher, Esq. (JF 9773)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------      x
In re                                           :     Chapter 11 Case No.
                                                :
HEADWAY CORPORATE RESOURCES, INC.               :     03-14270 (ALG)
                                                :
                              Debtor.           :
------------------------------------------      x


MONTHLY OPERATING STATEMENT FOR THE
PERIOD AUGUST 1, 2003 THROUGH AUGUST 31, 2003


DISBURSEMENTS:    $ 84,000


OPERATING LOSS:   $(84,000)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached and being familiar with the Debtor's financial affairs, verifies under the penalty of the perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date:  September 15, 2003                 /s/ Philicia G. Levinson
                                          Philicia G. Levinson
                                          Senior Vice President,
                                          Chief Financial Officer

Indicate if this is an amended statement by checking here:

                                    AMENDED STATEMENT _________

                        Headway Corporate Resources, Inc.
                             (Debtor-in-Possession)
                             Unaudited Balance Sheet
                                 (in thousands)

                                                             August 31,
                                                                2003
                                                           --------------
Assets
Current assets:
Cash and cash equivalents                                   $     6,667
Short-term investments                                            1,221
Accounts receivable, trade, net                                      --
Prepaid expenses and other current assets                           605
                                                           --------------
Total current assets                                              8,494

Property and equipment, net                                          --
Investment in subsidiaries                                       21,395
Investment in and note receivable from Whitney Group, LLC         1,445
Other assets                                                        149
                                                           --------------
Total assets                                                $    31,482
                                                           ==============

Liabilities and stockholders' (deficit)
Liabilities not subject to compromise
Current liabilities:
Accounts payable and accrued expenses                               548
Accrued payroll                                                      35
                                                          ---------------
      Total current liabilities                                     583

Liabilities subject to compromise
Loans payable                                               $    82,000
Accrued interest                                                  5,869
Pre-petition accounts payable and accruals                          443
                                                          ---------------
      Total liabilities subject to compromise                    88,895


Commitments and contingencies

Preferred stock---$.0001 par value, 5,000,000 shares
  authorized: Series G, convertible preferred stock--1,000
  shares authorized and outstanding (aggregate  liquidation
  value $24,463), currently redeemable by its terms              24,463


Stockholders' (deficit)
Common stock---$.0001 par value, 80,000,000 shares
  authorized, 13,914,627 shares issued and outstanding at             1
  July 31, 2003
Additional paid-in capital                                       18,679
Notes receivable                                                    (71)
(Accumulated deficit)                                          (100,485)
                                                          ---------------
Total stockholders' (deficit)                                   (81,876)
                                                          ---------------
Total liabilities and stockholders' (deficit)               $    31,482
                                                          ===============

    The accompanying notes are an integral part of the financial statements.

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                        HEADWAY CORPORATE RESOURCES, INC.
                             (Debtor-in-Possession)
                        Unaudited Statement of Operations
                                 (in thousands)


                                                   Period from August 1, 2003
                                                     through August 31, 2003

Revenues                                              $         --

Operating expenses
   Direct expenses                                              --
   Selling, general and administrative                          40
   Reorganization costs                                        181
                                                  ------------------------------
   Operating (loss)                                           (221)

Other (income) expenses:
Interest expense                                                --
Interest (income)                                              (22)
                                                  ------------------------------
   (Loss) before income taxes                                 (199)
Income tax expense (benefit)                                    --
                                                  ------------------------------
   Net (loss)                                         $       (199)
                                                  ==============================


    The accompanying notes are an integral part of the financial statements.

                        HEADWAY CORPORATE RESOURCES, INC.
                             (Debtor-in-Possession)
                             Statement of Cash Flows
                                 (in thousands)




                                                               For the period
                                                              08/01/03 through
                                                                  08/31/03
OPERATING ACTIVITIES:
     Net Loss                                                  $       (199)

     Adjustments to reconcile net loss to net cash
        provided by operating activities
     Changes in operating assets and liabilities:
        Prepaid expenses and other current assets                        --
        Accounts payable and accrued expenses                           228
        Intercompany, net                                             1,247
                                                               ----------------
               Net cash provided by operating activities              1,276

INVESTING ACTIVITIES:
     Purchase of short-term investment                                  (21)
                                                               ----------------
               Net cash used in investing activities                    (21)

Increase in cash and cash equivalents                                 1,255
Cash and cash equivalents at the beginning of period                  5,412
                                                               ----------------
Cash and cash equivalents at the end of period                 $      6,667
                                                               ================

    The accompanying notes are an integral part of the financial statements.

                        Headway Corporate Resources, Inc.
                             (Debtor-in-Possession)
                   Notes to the Unaudited Financial Statements



Chapter 11 Filing

On July 1, 2003 (the "Petition Date"), Headway Corporate Resources, Inc. (the "Debtor") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Since that date, the Debtor has been operating as a debtor-in-possession under Chapter 11. The Company's operating subsidiaries were not included in the Chapter 11 filing.

The Company has reached an agreement-in-principle with the holders of its senior and subordinated indebtedness on the terms of a financial restructuring (the "Restructuring") to be implemented through a pre-arranged Chapter 11 plan of reorganization (the "Plan"). The Restructuring will involve a significant reduction of the outstanding indebtedness and a conversion of the balance of such indebtedness into 100% of the Company's equity. Pursuant to the Plan, the holders of the Senior Credit Facility would receive new notes in the principal amount of $25.0 million, the holders of the Senior Subordinated Notes would receive a subordinated note in the principal amount of $1.0 million convertible into 5% of the common equity of the Company, and the currently outstanding shares of the Company's common and preferred stock will be cancelled without any distribution to be made to the holders of such shares. The agreement-in-principle is subject to numerous conditions and further agreements, including the entry of an order confirming the plan of reorganization as required by Chapter 11. Consequently, there can be no assurance that the Restructuring will be consummated. The confirmation hearing has been scheduled for September 16, 2003.

On July 2, 2003, the Bankruptcy Court approved a series of the Company's "first day" motions that enable the Company to continue regular operations throughout the reorganization proceeding. These motions authorized, among other things, normal payment of employee salaries, wages and benefits; continued participation in workers' compensation insurance programs; continued utilization of the Company's centralized cash management system and maintenance of existing bank accounts; and payment to vendors for post-petition delivery of goods and services. The Bankruptcy Court also approved a Cash Collateral Stipulation authorizing the Debtor's use of the Senior Lenders' cash collateral to fund its operations, provided that these expenditures are consistent with the budget submitted by the Company.

The Debtor is currently operating its business as a debtor-in-possession pursuant to the Bankruptcy Code. Pursuant to the Bankruptcy Code, prepetition obligations of the Debtor, including obligations under debt instruments, generally may not be enforced against the Debtor, and any actions to collect prepetition indebtedness are automatically stayed, unless the stay is lifted by the Bankruptcy Court. The rights of and ultimate payments by the Company under prepetition obligations may be substantially altered. This could result in claims being liquidated in the Chapter 11 proceedings at less (and possibly substantially less) than 100% of their face value. The Debtor cannot presently determine or reasonably estimate the ultimate liability that may result from rejecting contracts or leases or from the filing of claims for any rejected contracts or leases, and no provisions have yet been made with respect to these

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

items. Except for the agreed upon distribution to the senior creditors and subordinated note holders, the Plan provides for no distribution on any such claims.

Basis of Presentation

The unaudited financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. The financial statements include the accounts of Headway Corporate Resources, Inc.

In the Chapter 11 proceedings, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan of reorganization which must be confirmed by the Bankruptcy Court after submission to any required vote by affected parties. For financial reporting purposes, those liabilities and obligations whose treatment and satisfaction is dependent on the outcome of the Chapter 11 proceedings have been segregated and classified as Liabilities Subject to Compromise in the consolidated balance sheet under SOP 90-7.

The ultimate amount of and settlement terms for the Company's pre-bankruptcy liabilities are subject to the ultimate outcome of its Chapter 11 proceedings and, accordingly, are not presently determinable. Pursuant to SOP 90-7, professional fees associated with the Chapter 11 proceedings will be expensed as incurred and reported as reorganization costs. Also, interest expense will be reported only to the extent that it will be paid during the pendency of the Chapter 11 proceedings or that it is probable that it will be an allowed claim.
-

Use of Estimates

The preparation of financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                        HEADWAY CORPORATE RESOURCES, INC.
                             (Debtor-in-Possession)
                             Case No. 03-14270 (ALG)
                                    Insurance


I, Philicia G. Levinson, Senior Vice President, Chief Financial Officer, of Headway Corporate Resources, Inc. the debtor and debtor-in-possession, verify to the best of my knowledge that all insurance policies are fully paid for the current period.


                                    /s/ Philicia G. Levinson
                                    Philicia G. Levinson
                                    Senior Vice President
                                    Chief Financial Officer


Date: September 15, 2003

                        HEADWAY CORPORATE RESOURCES, INC.
                             (Debtor-in-Possession)
                 Payments to Professional Under Code Section 327


Professional  Description    Period      Fees     Holdback  Expenses  Total Paid
------------  of Services    Covered     ----     --------  --------  ----------
              -----------    -------
   August                                $  -     $   -      $   -     $   -
  Payments                               ---------------------------------------

        Total             08/01 - 08/31  $  -     $   -      $   -     $   -
                                         =======================================

For the period August 1, 2003 through August 31, 2003 no payments were made to professionals under Code Section 327.

                        HEADWAY CORPORATE RESOURCES, INC.
                             (Debtor-in-Possession)
                             Schedule of Taxes Paid
           For the period from August 1, 2003 through August 31, 2003




For the period August 1, 2003 through August 31, 2003 no tax payments were made.



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